Exhibit 99.1

iHeartMedia Announces Early Results and Modification of the Terms of the Offers and Consent Solicitations

for Existing Notes and Term Loans

NEW YORK – December 4, 2024 – iHeartMedia, Inc. (NASDAQ: IHRT) (“iHeartMedia”, the “Company” or “we”) today announced that, as of 5:00 p.m., New York City time, on November 29, 2024, $750,585,122 aggregate principal amount (93.8%) of iHeartCommunications, Inc.’s (“Communications”) outstanding 6.375% Senior Secured Notes due 2026 (the “Existing 2026 Secured Notes”), $743,023,000 aggregate principal amount (99.1%) of Communications’ outstanding 5.25% Senior Secured Notes due 2027 (the “Existing 2027 Secured Notes”), $221,587,000 aggregate principal amount (44.3%) of Communications’ outstanding 4.75% Senior Secured Notes due 2028 (the “Existing 2028 Secured Notes” and, together with the Existing 2026 Secured Notes and Existing 2027 Secured Notes, the “Existing Secured Notes”) and $843,734,539 aggregate principal amount (92.1%) of Communications’ outstanding 8.375% Senior Notes due 2027 (the “Existing Unsecured Notes” and, together with the Existing Secured Notes, the “Existing Notes”) had tendered and delivered consents in the previously announced exchange offers (the “Notes Exchange Offers”) for the Existing Notes and concurrent consent solicitations (the “Notes Consent Solicitations”) to amend certain provisions in the indentures governing the Existing Notes pursuant to the terms and conditions described in the Confidential Offering Memorandum and Consent Solicitation Statement, dated November 15, 2024 (the “Offering Memorandum”), and that $2,254,656,962 aggregate principal amount (99.5%) of Communications’ outstanding term loans (the “Existing Term Loans” and, together with the Existing Notes, the “Existing Debt”) had agreed to participate and delivered consents in the previously announced exchange offer (the “Term Loan Exchange” and, together with the Notes Exchange Offers, the “Offers”) for the Existing Term Loans and consent solicitation (the “Term Loan Consent Solicitation” and, together with the Notes Consent Solicitations, the “Consent Solicitations”) to amend certain provisions in the credit agreement governing the Existing Term Loans (the “Existing Term Loan Credit Agreement”) in connection with the Term Loan Exchange, representing a total participation of $4,813,586,623 aggregate principal amount (92.0%) of the Existing Debt in the Offers as of such time (the “Early Tender/Participation Debt”).

Amendments to the Offers and Consent Solicitations

Additionally, Communications announced certain amendments to the Notes Exchange Offers and Notes Consent Solicitations as follows:

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the expiration time of the Notes Exchange Offers and Notes Consent Solicitations was extended to 9:00 a.m., New York City time, on December 18, 2024 (as amended, the “Expiration Time”), unless further extended by Communications, IH Media + Entertainment I LLC and IH Media + Entertainment II LLC (the “Issuers”);

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the condition to the “Comprehensive Offers” described in the Offering Memorandum (“Comprehensive Offers”) that at least 95% of the outstanding aggregate principal amount of each issue of Existing Debt tender and participate in the Offers has been removed and replaced with a new condition that holders of the Existing Debt equal to at least the Early Tender/Participation Debt shall have validly tendered their Existing Notes in the Notes Exchange Offers and validly delivered their consents in the Notes Consent Solicitations, and elected to participate in the Term Loan Exchange and consented in the Term Loan Consent Solicitation, as applicable, at or prior to the Expiration Time, provided that, in the event the Existing Debt validly tendered in the Notes Exchange Offers and validly exchanged in the Term Loan Exchange at the Expiration Time is less than the Early Tender/Participation Debt, such condition shall be deemed to have been satisfied solely to the extent that such deficiency results from any invalid or defective tenders and/or exchanges in the Notes Exchange Offers or Term Loan Exchange, as applicable (the “New Comprehensive Condition”);

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any conditions to the consummation of the Comprehensive Offers requiring the receipt of requisite consents to the Notes Consent Solicitations from Eligible Holders (as defined below) of Existing 2028 Secured Notes have been removed;

•

the base consideration payable to all Eligible Holders in the Comprehensive Offers has been increased by $10 principal amount of the applicable series of new notes to be issued by Communications in the Comprehensive Offers for every $1,000 principal amount of Existing Notes validly tendered in the applicable Notes Exchange Offer, with the Early Tender Premium remaining unchanged (such that the “TSA Retirement Consideration” payable in the Comprehensive Offers to supporting holders that signed the transaction support agreement will be payable to all Eligible Holders who validly tender at or prior to the Expiration Time by means of such increase in the base consideration); and

•

certain debt repurchase, asset sale and financial covenants in the terms of the new notes offered by Communications in the Comprehensive Offers have been amended and certain terms and definitions have been added and/or modified to reflect the foregoing.

Communications also announced that corresponding amendments (as applicable) were made to the terms of the Term Loan Exchange and Term Loan Consent Solicitation.

The New Comprehensive Condition has been satisfied as of the date hereof and, subject to the satisfaction or waiver of the other conditions set forth in the Offering Memorandum, as amended, Communications intends to consummate the Comprehensive Offers.

Holders are referred to the Offering Memorandum, as amended, for the detailed terms and conditions of the Notes Exchange Offers and Notes Consent Solicitations with respect to the Existing Notes, all of which remain unchanged except as set forth in this release.

Important Information

Eligible Holders of the Existing Notes who wish to participate in the Notes Exchange Offers and Notes Consent Solicitations must tender all their Existing Notes across each series in the Notes Exchange Offers (and deliver consents in the related Notes Consent Solicitations) and shall not be permitted to tender in only one or a subset of the foregoing. In addition, such Eligible Holders will be deemed to have delivered consents for each proposed amendment applicable to the indentures governing their Existing Notes. There are no withdrawal or revocation rights in connection with any of the Notes Exchange Offers. As a result, any tenders of Existing Notes and delivery of the related consents will be final and irrevocable.

None of the Issuers, their advisors, the trustee of the Existing Notes, the trustee with respect to the new notes, as applicable, the Exchange and Information Agent (as defined below) or any affiliate of any of them, makes any recommendation as to whether Eligible Holders of Existing Notes should participate in the Notes Exchange Offers and Notes Consent Solicitations, and no one has been authorized by any of them to make such a recommendation. Eligible Holders of Existing Notes should read carefully the Offering Memorandum, as amended, before making a decision to participate in the Notes Exchange Offers and the Notes Consent Solicitations. In addition, Eligible Holders of the Existing Notes must make their own decisions as to whether to tender their Existing Notes in the Notes Exchange Offers and provide consent in the related Notes Consent Solicitation.

The Notes Exchange Offers and Notes Consent Solicitations are conditioned upon the satisfaction or waiver of the conditions set forth in the Offering Memorandum, as amended, and, other than the amendments described above, the other terms and conditions of the Notes Exchange Offers and Notes Consent Solicitations remain unchanged.

The Notes Exchange Offers are being made, and the new notes to be issued by the Issuers in the Notes Exchange Offers are being offered and issued, only to holders of Existing Notes that are either (i) persons who are reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (ii) persons other than “U.S. persons” as defined in Regulation S who agree to purchase any such new notes outside of the United States and who are otherwise in compliance with the requirements of Regulation S. The Issuers are not making the Notes Exchange Offers in any jurisdiction where the inclusion of any person in such jurisdiction would require the Issuers or any subsidiary of the Issuers to comply with registration requirements or other similar requirements under any securities laws of such jurisdiction. The holders of Existing Notes who have certified to us that they are eligible to participate in the Notes Exchange Offers pursuant to at least one of the foregoing conditions are referred to as “Eligible Holders.”

Only Eligible Holders of Existing Notes may receive a copy of the Offering Memorandum and the amendment thereto (such amendment, the “Supplement”) and participate in the Notes Exchange Offers and the Notes Consent Solicitations. The Exchange and Information Agent is Kroll Issuer Services (US) (the “Exchange and Information Agent”). Detailed instructions regarding how Eligible Holders of Existing Notes can tender Existing Notes and deliver consents with respect to the Notes Consent Solicitations are set forth in the Offering Memorandum, as amended. Questions concerning the Notes Exchange Offers or Notes Consent Solicitations or requests for additional copies of the Offering Memorandum, the Supplement or other related documents may be directed to the Exchange and Information Agent at iheart@is.kroll.com. Eligible Holders of the Existing Notes should also consult their broker, dealer, commercial bank, trust company or other institution for assistance concerning the Notes Exchange Offers and the Notes Consent Solicitations.

This communication is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security and does not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Simpson Thacher & Bartlett LLP served as counsel and PJT Partners served as financial advisor to the Company. Davis Polk & Wardwell LLP served as counsel and Perella Weinberg Partners served as financial advisor to an ad hoc group of certain of the Supporting Holders.

Forward-Looking Statements

Certain statements herein constitute “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors which may cause the actual results, performance or achievements of iHeartMedia, Inc. and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “will,” “potential,” “positioned,” “estimates,” “forecast,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances are intended to identify such forward-looking statements. These statements include, but are not limited to, statements related to the transactions described above, including the Company’s ability to complete any of the transactions on the terms contemplated herein, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of any such transactions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about our anticipated growth and financial performance, our expected costs savings and other capital and operating expense reduction initiatives, utilizing new technologies and programmatic platforms, trends in the advertising industry, and strategies and initiatives are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other important factors, some of which are beyond our control and are difficult to predict. Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: risks related to weak or uncertain global economic conditions and our dependence on advertising revenues; competition, including increased competition from alternative media platforms and technologies; dependence upon our brand and the performance of on-air talent, program hosts and management; fluctuations in operating costs; technological and industry changes and innovations; shifts in population and other demographics; risks related to our use of artificial intelligence, impact of acquisitions, dispositions and other strategic transactions; risks related to our indebtedness; legislative or regulatory requirements; impact of legislation, ongoing litigation or royalty audits on music licensing and royalties; regulations and concerns regarding privacy and data protection and breaches of information security measures; risks related to scrutiny of environmental, social and governance matters; risks related to our Class A common stock; and regulations impacting our business and the ownership of our securities. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Part I, Item 1A. Risk Factors” of iHeartMedia, Inc.’s Annual Reports on Form 10-K and “Part II, Item 1A. Risk Factors” of iHeartMedia, Inc.’s Quarterly Reports on Form 10-Q. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

About iHeartMedia, Inc.

iHeartMedia, Inc. [Nasdaq: IHRT] is the leading audio media company in America, reaching over 90% of Americans every month. iHeart’s broadcast radio assets alone have more consumer reach in the U.S. than any other media outlet; twice the reach of the next largest broadcast radio company; and over four times the ad-enabled reach of the largest digital only audio service. iHeart is the largest podcast publisher according to Podtrac, with more downloads than the next two podcast publishers combined and has the number one social footprint among audio players, with seven times more followers than the next audio media brand, and the only fully integrated audio ad tech solution across broadcast, streaming and podcasts. The company continues to leverage its strong audience connection and unparalleled consumer reach to build new platforms, products and services.

Contact:

Media

Wendy Goldberg

Chief Communications Officer

(212) 377-1105

wendygoldberg@iheartmedia.com

Investors

Mike McGuinness

EVP, Deputy CFO, and Head of Investor Relations

(212) 377-1336

mbm@iheartmedia.com

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